The Royce Fund

Royce Select Fund I
Royce Select Fund II
Royce Global Select Fund
Royce SMid-Cap Select Fund

Supplement to the Prospectus
dated, May 1, 2008

        Effective July 1, 2008, The Royce Fund will apply an early redemption fee of 2% on purchases of shares of Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid Cap Select Fund that are held for less than 365 days. Shares purchased prior to July 1, 2008, which had been subject to the redemption fee for up to three years, will be subject to the shorter 365 day redemption fee period.

        The following replaces the "Shareholder Fees" table for each of the Funds in the Prospectus:

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (load) imposed on reinvested dividends	None
Early redemption fee
On purchases held for 365 days or more	None
On purchases held for less than 365 days	2.00%

        The following replaces the "Example" for each Fund as set forth below:

Royce Select Fund I
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 15.5% return for the first year and a 5% pre-fee return for each subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$223	$406	$605	$1,182

Royce Select Fund II
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5.9% return for the first year and a 5% pre-fee return for each subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$103	$299	$511	$1,122

Royce Global Select Fund
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 19.2% return for the first year and a 5% pre-fee return for each subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$262	$420	$591	$1,089

Royce SMid-Cap Select Fund
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% pre-fee return. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$77	$239	$415	$925

        The following replaces the section in the Prospectus for the Royce Select Funds entitled "Early Redemption Fee":

Early Redemption Fee

        In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 2% on redemptions of shares of any Fund that you held for less than 365 days. The fee is payable to the Fund out of the proceeds otherwise payable to you.

        The "first-in, first-out" method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Fund's transfer agent, the anniversary day of an account transaction determines the 365 day holding period, so that if you purchased a Fund's shares on June 1, 2008, these shares would be subject to the fee if you were to redeem them prior to June 1, 2009. In this example, the shares would not be subject to a fee if you were to redeem the shares on or after June 1, 2009.

        You will incur no fee on shares that you acquire through distribution reinvestment. The following types of shareholders and accounts are generally exempt from the early redemption fee: participants in Automatic Investment or Withdrawal Plans; certain proﬁt sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

June 24, 2008

RSF-SUP-070108